Other liabilities	12 Months Ended
Dec. 31, 2019
Disclosure Of Other Liabilities [Abstract]
Other liabilities [Text Block]

8. Other liabilities

(a) As at December 31, 2019 and 2018, the Company had short-term liabilities of $208 and $nil, and long-term liabilities of $825 and $nil, respectively, for facility leases.

(b) As at December 31, 2019 and 2018, the Company had a long-term liability of $nil and $95, respectively, related to contingent consideration on the acquisition of Fluorinov. On May 13, 2019, Trillium and former Fluorinov shareholders amended the Fluorinov purchase agreements to remove the existing milestone and royalty payments in favour of a revenue sharing arrangement. On the deletion of the milestones from the agreements, the contingent consideration was reduced to $nil.

(c) As at December 31, 2019 and 2018, the Company had a short-term liability of $565 and $nil, respectively, related to a retention provision for key employees. Retention expense is recognized over the period of service.